EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Amendment No. 4 to Statement on Schedule 13D dated December 20, 2004 with respect to the shares of Common Stock, without par value, of Lesco, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date: December 20, 2004	J O HAMBRO CAPITAL MANAGEMENT GROUP LIMITED

/s/ R. G. Barrett
Name: R. G. Barrett
Title: Director

Date: December 20, 2004	J O HAMBRO CAPITAL MANAGEMENT LIMITED

/s/ R. G. Barrett
Name: R. G. Barrett
Title: Director

Date: December 20, 2004	NORTH ATLANTIC VALUE LLP

/s/ R. G. Barrett
Name: R. G. Barrett
Title: Compliance Officer

Date: December 20, 2004	CHRISTOPHER H. B. MILLS

/s/ Christopher H. B. Mills

Date: December 20, 2004	GROWTH FINANCIAL SERVICES LIMITED

/s/ Christopher H. B. Mills
Name: Christopher H. B. Mills
Title: Director

Date: December 20, 2004	NORTH ATLANTIC SMALLER COMPANIES INVESTMENT TRUST PLC

/s/ Christopher H. B. Mills
Name: Christopher H. B. Mills
Title: Executive Director

Date: December 20, 2004	AMERICAN OPPORTUNITY TRUST PLC

/s/ Christopher H. B. Mills
Name: Christopher H. B. Mills
Title: Director

Date: December 20, 2004	THE TRIDENT NORTH ATLANTIC FUND

/s/ Christopher H. B. Mills
Name: Christopher H. B. Mills
Title: Director

Date: December 20, 2004	TRIDENT HOLDINGS

/s/ R. G. Barrett
Name: R. G. Barrett
Title: Compliance Officer, North Atlantic Value LLP as Investment Manager

Date: December 20, 2004	HIGH TOR LIMITED

/s/ R. G. Barrett
Name: R. G. Barrett
Title: Compliance Officer, North Atlantic Value LLP as Investment Manager

Date: December 20, 2004	ORYX INTERNATIONAL GROWTH FUND LIMITED

/s/ Christopher H. B. Mills
Name: Christopher H. B. Mills
Title: Director